Rule 497(e)
                          File Nos. 2-25384 and 811-1382


                     BERGER 100 FUND

            SUPPLEMENT DATED JANUARY 3, 2000
                           TO
              PROSPECTUS DATED JULY 6, 1999
           AS SUPPLEMENTED SEPTEMBER 30, 1999


     Berger LLC Vice President Tino R. Sellitto has been appointed sole investment manager of the Berger 100 Fund.
Previously, Mr. Sellitto co-managed the Fund with John B.
Jares, but has now assumed sole management of the Fund including the portion previously managed by Mr. Jares.
Mr. Jares remains the investment manager of the Berger
Balanced Fund and co-manager of the Berger Select Fund.
The Investment Manager table on page 35 of the Prospectus is amended accordingly.